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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08044
Invesco High Yield Investments Fund, Inc.
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco High Yield Investments Fund, Inc.
NYSE: MSY

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Additional Information
7	Dividend Reinvestment Plan
8	Schedule of Investments
18	Financial Statements
21	Notes to Financial Statements
28	Financial Highlights
29	Auditor’s Report
30	Tax Information
31	Supplemental Information
T-1	Directors and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
      Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
For current information about your Fund
Many investors find that staying abreast of market trends and developments may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
      Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Many investors believe that it’s wise to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
      Likewise, Invesco’s investment professionals maintain a long-term focus. Each Invesco fund is managed by a specialized team of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
      Each Invesco fund is managed according to its stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 341 2929. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
      All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco High Yield Investments Fund, Inc.

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
      Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
      Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
      Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and consumers continue to face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
      This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
      Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
      I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees/Directors
3	Invesco High Yield Investments Fund, Inc.

Management’s Discussion of Fund Performance

Performance summary
This is the annual report for Invesco High Yield Investments Fund, Inc., for the fiscal year ended February 29, 2012. The Fund’s return can be calculated based on either its market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the reporting period, Invesco High Yield Investments Fund, Inc., at NAV posted positive returns, which were enhanced by the Fund's use of financial leverage.

Performance
Total returns, 2/28/11 to 2/29/12

Fund at NAV	8.41%

Fund at Market Value	18.50

Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼	6.92

Market Price Premium to NAV as of 2/29/12	5.48

Source(s): ▼Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in debt securities that are determined to be below investment grade. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized. We principally invest in junk bonds, although we

Portfolio Composition†
By credit quality

A	0.6%

BBB	5.3

BB	34.7

B	44.9

CCC	8.0

CC	0.2

C	0.1

Non-Rated	4.1

Cash	2.1

†	Source: Standard Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be inter- preted as indicating low quality. For more information on Standard Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under “Rating Resources” on the homepage.

tend to underweight the lowest-quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to be a substantial part of the Fund‘s portfolio.
    The primary driver of our security selection is fundamental bottom-up credit

Top Five Fixed Income Issuers*

1.	International Lease Finance Corp.	3.0%

2.	Ally Financial Inc.	2.3

3.	Intelsat Jackson Holdings S.A.	1.6

4.	AES Corp. (The)	1.6

5.	USG Corp.	1.4

Total Net Assets		$72.3 million

Total Number of Holdings*		345
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security‘s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
      Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
      Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	The presentation of a better relative value opportunity.

Market conditions and your Fund
As the fiscal year began, financial markets were performing relatively strongly. But the emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and economic recovery and caused market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data.
      Although markets stabilized and remained generally positive in June and July, risky assets sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling. This protracted effort led credit rating agency Standard Poor’s to announce the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing

4	Invesco High Yield Investments Fund, Inc.

concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets lower in the fall. As signs of muted but sustained economic growth mounted, markets moved off their October lows through the close of the reporting period.
     The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total returns for the fiscal year ended February 29, 2012. Volatility and correlations were high as the high yield market experienced what is generally called the “risk on/risk off” market. In August and September of 2011, debt concerns in Europe and the downgrade of US debt by Standard & Poor’s caused investors to scale back their risk profile. The risk-on trade returned at the end of the reporting period as we had potentially good news from Europe, and economic data out of the US improved.
     On an absolute basis, the Fund generated positive returns for the reporting period. As a result of our investing approach, the portfolio was underweight in the lower quality credit tiers during the reporting period. The main contributors to the Fund's relative performance for the reporting period included our consumer cyclical, technology and energy holdings. Security selection in the building materials and textile areas also provided strong relative returns during the reporting period.
     In terms of relative detractors during the reporting period, we were hurt by not owning some securities within certain sectors and owning some off-index European issuers. In the media cable industry, we were hurt because we didn't own some of the riskier names that rallied during the reporting period. Packaging was also a detractor from relative performance as we did not own some of the issuers held in the index. Security selection in health care was a drag on performance as certain issues sold off during the reporting period. Various off-index positions in European food and beverage and construction machinery issuers also detracted from the Fund's relative performance.
     One important factor impacting the return of the Fund relative to its comparative index was the Fund's use of financial leverage through the use of bank borrowings. As of the close of the reporting period, leverage accounted for 27% of the Fund’s total assets. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are rising.
      During the reporting period, the Fund employed a leverage strategy that involved borrowing money at short-term rates and reinvesting the proceeds in longer term securities, taking advantage of the difference between longer and short-term rates and the additional yield received on underlying investments. The low level of short-term interest rates during the reporting period made the Fund’s borrowing activity relatively inexpensive. At the same time, the price of longer term securities generally rose. As a result, the Fund’s leverage enhanced overall returns and was a meaningful contributor to performance for the reporting period. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.
     As stated earlier, the Fund trades at a market price and also has an NAV. The Fund traded at a discount to NAV early in the reporting period. The discount tightened and turned into a premium mid-way through the reporting period, remaining at a premium through the end of the reporting period.
     During the reporting period, the Fund used derivatives to hedge currency exposure.
     Overall, the high yield market improvement was underpinned by waning worries about a US recession; indeed, most observers see improved prospects for a sustained albeit slow economic recovery. The sovereign debt crisis in Europe has, for now, subsided. Given lowered prospects for default losses, the high yield market continues to look relatively cheap. While the US economy appears to be strengthening, substantial uncertainties remain – including pending fiscal adjustments needed to resolve US government budget deficits and the European sovereign debt situation and its potential bank solvency and credit implications. We therefore believe that there is some risk of recurring volatility. If a full-blown crisis were created due to a deteriorating economic outlook, we believe the market could have significant downside potential, and we could see further liquidations of risky assets; therefore, some ongoing caution is warranted.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Investments Fund, Inc. He began managing the Fund in 2010. Mr. Ehret has been associated with the Fund's investment adviser or its investment advisory affiliates since 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. Mr. Ehret also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Investments Fund, Inc. He began managing the Fund in 2010. Mr. Hughes has been associated with the Fund's investment adviser or its investment advisory affiliates since 1992. He earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Investments Fund, Inc. He began managing the Fund in 2010. Mr. Roberts has been associated with the Fund’s investment adviser or its investment advisory affiliates since 2000. He earned a B.B.A. in finance from the University of Houston.
      Thank you for investing in Invesco High Yield Investments Fund, Inc. and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

5	Invesco High Yield Investments Fund, Inc.

Additional Information
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report
■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers US corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	MSY

6	Invesco High Yield Investments Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all Distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

     Invesco High Yield Investments Fund, Inc.
     Computershare Trust Company, N.A.
     P.O. Box 43078
     Providence, Rhode Island 02940-3078
     800 341 2929

7	Invesco High Yield Investments Fund, Inc.

Schedule of Investments(a)

February 29, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–116.75%
Aerospace & Defense–1.04%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	$310,000	$361,925

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	70,000	74,025

7.13%, 03/15/21	135,000	145,800

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	155,000	168,950

		750,700

Airlines–4.03%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	595,000	499,800

American Airlines Pass Through Trust,–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	172,111	169,960

Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	620,890	633,308

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	100,587	106,842

Delta Air Lines Pass Through Trust,
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	90,000	86,625

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	115,000	110,975

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	155,000	168,950

Sr. Sec. Notes, 9.50%, 09/15/14(b)	444,000	478,410

UAL Pass Through Trust,
Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	97,405	102,701

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	328,388	356,301

US Airways Pass Through Trust–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	217,238	197,144

		2,911,016

Alternative Carriers–1.43%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	280,000	293,300

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	275,000	314,187

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	140,000	155,050

Sr. Unsec. Gtd. Notes,
8.13%, 07/01/19(b)	165,000	173,663

8.63%, 07/15/20(b)	90,000	96,300

		1,032,500

Aluminum–1.00%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	705,000	723,066

Apparel Retail–1.69%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	315,000	348,862

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	360,000	362,250

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	325,000	326,625

Limited Brands Inc., 5.63%, 02/15/22	50,000	51,875

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	120,000	132,900

		1,222,512

Apparel, Accessories & Luxury Goods–3.47%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	385,000	404,250

Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories retail, Sr. Unsec. Notes, 6.88%, 03/15/19	650,000	633,750

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	920,000	979,800

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	485,000	487,425

		2,505,225

Auto Parts & Equipment–1.56%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	380,000	392,350

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	90,000	96,300

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	345,000	375,187

Tenneco Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 12/15/20	125,000	135,312

7.75%, 08/15/18	115,000	125,638

		1,124,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Automobile Manufacturers–1.67%
Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	$400,000	$406,000

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	615,000	793,350

Motors Liquidation Corp., Sr. Unsec. Notes, 8.38%, 07/15/33(c)(d)	845,000	7,015

		1,206,365

Biotechnology–0.25%
Grifols Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	80,000	87,000

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	90,000	96,975

		183,975

Broadcasting–1.08%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	170,000	180,625

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	465,000	426,637

Clear Channel Worldwide Holdings Inc., Sr. Sub. Gtd. Notes, 7.63%, 03/15/20	175,000	175,000

		782,262

Building Products–6.76%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	230,000	165,600

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	360,000	353,700

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	245,000	266,438

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	620,000	669,600

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	375,000	383,672

Nortek Inc, Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	720,000	699,300

10.00%, 12/01/18	215,000	227,900

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	345,000	335,944

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	150,000	148,500

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	558,000	606,127

USG Corp., Sr. Unsec. Gtd. Notes,
8.38%, 10/15/18(b)	30,000	30,675

9.75%, 08/01/14(b)	745,000	805,531

Sr. Unsec. Notes, 9.75%, 01/15/18	195,000	190,125

		4,883,112

Cable & Satellite–1.69%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	35,000	37,625

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	140,000	149,100

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	80,000	87,200

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	700,000	754,250

Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	200,000	193,500

		1,221,675

Casinos & Gaming–5.87%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	320,000	347,200

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	290,000	250,850

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	308,000	238,700

Chester Downs & Marina LLC, Sr. Sec. Notes, 9.25%, 02/01/20(b)	40,000	42,000

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17	321,951	349,317

Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	140,000	148,750

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	275,000	275,344

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	195,000	198,412

Sr. Unsec. Gtd. Notes, 8.63%, 02/01/19(b)	60,000	64,050

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	175,000	190,969

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	400,000	443,000

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	280,000	284,200

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(e)	220,000	204,050

Sr. Sec. Notes, 9.13%, 02/01/15(b)	475,000	470,250

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	645,000	732,075

		4,239,167

Coal & Consumable Fuels–0.56%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	95,000	103,788

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	210,000	221,287

Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Notes, 10.75%, 02/01/18	85,000	82,238

		407,313

Commodity Chemicals–0.76%
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	535,000	546,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Communications Equipment–0.98%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	$435,000	$440,981

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	145,000	146,088

ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	120,000	124,200

		711,269

Computer & Electronics Retail–0.41%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	280,000	293,300

Computer Storage & Peripherals–0.67%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	95,000	105,450

Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	335,000	378,969

		484,419

Construction & Engineering–2.09%
Dycom Investments Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 01/15/21	430,000	442,362

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	285,000	293,550

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	765,000	772,650

		1,508,562

Construction & Farm Machinery & Heavy Trucks–1.96%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	270,000	319,275

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	310,000	316,975

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	150,000	167,250

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	288,000	316,080

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	275,000	293,562

		1,413,142

Construction Materials–1.92%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	550,000	544,681

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	875,000	840,000

		1,384,681

Consumer Finance–4.20%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	870,000	961,350

8.00%, 03/15/20	590,000	671,125

Ford Motor Credit Co. LLC, Sr. Unsec. Notes,
5.00%, 05/15/18	450,000	475,875

5.88%, 08/02/21	400,000	450,000

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	430,000	478,375

		3,036,725

Data Processing & Outsourced Services–1.14%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	475,000	479,750

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	135,000	138,037

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	115,000	124,200

7.63%, 11/15/20	75,000	81,375

		823,362

Department Stores–0.40%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	330,000	287,100

Distillers & Vintners–0.79%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	225,000	162,000

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	360,000	408,150

		570,150

Diversified Banks–0.15%
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(f)(g)	160,000	111,200

Diversified Metals & Mining–0.97%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	290,000	301,614

7.00%, 11/01/15(b)	40,000	42,600

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	275,000	193,886

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	155,000	159,676

		697,776

Electrical Components & Equipment–0.31%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	210,000	221,550

Electronic Manufacturing Services–0.47%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	335,000	342,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Environmental & Facilities Services–0.17%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	$125,000	$125,625

Food Retail–0.29%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	220,000	210,650

Forest Products–0.31%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	280,000	213,500

Sino-Forest Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)	30,000	10,200

		223,700

Gas Utilities–0.70%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	312,000	278,460

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	215,000	230,050

		508,510

Health Care Equipment–0.51%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	40,000	34,400

10.88%, 11/15/14	230,000	234,025

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	130,000	100,263

		368,688

Health Care Facilities–3.70%
HCA, Inc., Sr. Sec. Gtd. Global Notes,
5.88%, 03/15/22	180,000	184,950

7.88%, 02/15/20	736,000	813,280

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	320,000	346,400

7.75%, 09/15/22	100,000	109,250

8.13%, 02/15/20	75,000	82,875

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	155,000	137,950

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	265,000	308,394

Sr. Unsec. Global Notes,
8.00%, 08/01/20	110,000	117,425

9.25%, 02/01/15	510,000	571,200

		2,671,724

Health Care Services–0.43%
Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	250,000	240,625

Universal Hospital Services Inc., Sec. Gtd. Global Notes, 8.50%, 06/01/15	65,000	67,113

		307,738

Health Care Technology–0.56%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	375,000	404,063

Homebuilding–2.53%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	355,000	333,700

8.13%, 06/15/16	240,000	224,400

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	675,000	632,812

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20	105,000	106,313

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	315,000	333,900

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	100,000	95,250

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	100,000	104,287

		1,830,662

Hotels, Resorts & Cruise Lines–0.08%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	55,000	59,538

Household Products–0.35%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	250,000	256,250

Housewares & Specialties–0.26%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	180,000	186,750

Independent Power Producers & Energy Traders–2.60%
AES Corp. (The), Sr. Unsec. Global Notes,
7.75%, 10/15/15	210,000	236,250

8.00%, 10/15/17	790,000	914,425

AES Red Oak LLC–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	108,246	111,764

Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	105,000	114,187

Sr. Sec. Notes, 7.25%, 10/15/17(b)	305,000	324,825

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	175,000	178,500

		1,879,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Industrial Machinery–0.93%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	$285,000	$297,825

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	30,000	31,575

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	305,000	340,838

		670,238

Industrial REIT’s–0.69%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	450,000	499,500

Integrated Telecommunication Services–1.92%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	220,000	192,500

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	985,000	1,044,100

7.50%, 04/01/21	140,000	148,750

		1,385,350

Internet Software & Services–0.79%
Equinix Inc., Sr. Unsec. Notes,
7.00%, 07/15/21	240,000	267,000

8.13%, 03/01/18	270,000	303,750

		570,750

Investment Banking & Brokerage–0.56%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	305,000	304,650

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	100,000	101,750

		406,400

Leisure Facilities–0.11%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	75,000	78,844

Leisure Products–0.59%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	410,000	423,325

Life Sciences Tools & Services–0.23%
Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	185,000	167,425

Marine–0.20%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	40,000	33,400

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	115,000	108,531

		141,931

Metal & Glass Containers–0.07%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	50,000	51,250

Movies & Entertainment–1.55%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	540,000	564,975

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	500,000	553,750

		1,118,725

Multi-Line Insurance–2.58%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	125,000	131,875

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	155,000	144,731

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38	310,000	331,700

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	635,000	622,300

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	505,000	632,897

		1,863,503

Multi-Sector Holdings–0.29%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	200,000	212,500

Office Services & Supplies–0.24%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	110,000	107,800

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	60,000	66,150

		173,950

Oil & Gas Drilling–0.05%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	33,000	35,063

Oil & Gas Equipment & Services–1.40%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	370,000	389,425

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	435,000	457,837

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	155,000	163,913

		1,011,175

Oil & Gas Exploration & Production–7.59%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	100,000	106,750

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 09/01/21	325,000	352,625

8.88%, 02/01/17	150,000	157,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	$405,000	$427,275

Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	30,000	30,375

6.63%, 08/15/20	110,000	115,088

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	430,000	449,350

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	90,000	100,688

7.38%, 10/01/20	160,000	178,400

8.25%, 10/01/19	135,000	151,875

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	510,000	457,725

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	220,000	222,200

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	630,000	668,981

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	235,000	251,450

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	260,000	271,791

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.63%, 06/01/18	265,000	286,200

8.63%, 10/15/19	55,000	62,150

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	175,000	177,625

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	55,000	55,825

5.75%, 06/01/21	350,000	375,375

SM Energy Co., Sr. Unsec. Global Notes, 6.63%, 02/15/19	155,000	167,400

Sr. Unsec. Notes, 6.50%, 11/15/21(b)	60,000	65,400

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	150,000	161,437

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	190,000	196,650

		5,490,135

Oil & Gas Refining & Marketing–0.88%
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Notes, 6.50%, 03/01/20(b)	40,000	41,000

United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	610,000	593,225

		634,225

Oil & Gas Storage & Transportation–4.47%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	230,000	247,538

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 04/15/21(b)	265,000	270,962

6.13%, 07/15/22(b)	30,000	31,125

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	615,000	653,437

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	340,000	390,575

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	205,000	198,850

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	165,000	178,200

6.50%, 08/15/21	55,000	59,813

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	305,000	197,488

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	215,000	233,544

Sabine Pass LNG, L.P, Sr. Sec Gtd. Global Notes, 7.50%, 11/30/16	100,000	107,750

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	345,000	370,012

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	80,000	84,800

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	200,000	207,000

		3,231,094

Other Diversified Financial Services–2.99%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	115,000	124,991

7.13%, 09/01/18(b)	185,000	206,680

Sr. Unsec. Global Notes,
5.75%, 05/15/16	65,000	66,259

6.25%, 05/15/19	100,000	102,250

8.63%, 09/15/15	70,000	78,155

8.75%, 03/15/17	1,150,000	1,301,656

Sr. Unsec. Medium-Term Notes, 5.63%, 09/20/13	135,000	138,375

Sr. Unsec. Notes, 8.25%, 12/15/20	130,000	145,356

		2,163,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Packaged Foods & Meats–0.33%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	$195,000	$195,975

Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	40,000	42,900

		238,875

Paper Packaging–0.11%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	75,000	77,063

Paper Products–2.25%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	715,000	721,703

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	230,000	245,237

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	260,000	273,000

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	245,000	147,613

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	235,000	240,581

		1,628,134

Pharmaceuticals–1.84%
Aptalis Pharma Inc., Sr. Unsec. Gtd. Global Notes, 12.75%, 03/01/16	178,000	190,683

Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	155,000	172,050

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	50,000	55,125

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	495,000	519,131

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	355,000	393,162

		1,330,151

Property & Casualty Insurance–0.28%
XL Group PLC (Ireland)–Series E, Jr. Sub. Global Pfd. Bonds, 6.50%(f)	240,000	202,800

Real Estate Services–0.34%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	230,000	245,525

Regional Banks–2.13%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	80,000	70,000

BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	190,000	194,050

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	270,000	276,750

Unsec. Sub. Notes, 7.38%, 12/10/37	485,000	446,200

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	180,000	186,300

Unsec. Sub. Global Notes, 5.13%, 06/15/17	400,000	366,000

		1,539,300

Research & Consulting Services–0.49%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	330,000	354,750

Semiconductor Equipment–1.25%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.63%, 06/01/21	210,000	220,238

7.38%, 05/01/18	225,000	244,406

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	425,000	442,000

		906,644

Semiconductors–1.03%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	427,000	475,037

Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	235,000	233,825

10.75%, 08/01/20	34,000	37,655

		746,517

Specialized Finance–0.88%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18(b)	75,000	84,750

CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	430,000	431,613

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	120,000	123,300

		639,663

Specialized REIT’s–0.87%
Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	245,000	267,663

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	160,000	171,200

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	175,000	188,781

		627,644

Specialty Chemicals–2.45%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	330,000	347,325

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	115,000	115,144

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	315,000	357,919

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	470,000	484,981

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	430,000	464,400

		1,769,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount		Value

Specialty Stores–0.46%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18		$315,000	$335,869

Steel–0.73%
APERAM (Luxembourg), Sr. Unsec. Notes, 7.38%, 04/01/16(b)		150,000	142,125

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
4.50%, 02/25/17		190,000	191,453

6.25%, 02/25/22		100,000	103,536

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18		90,000	93,825

			530,939

Systems Software–0.86%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)		695,000	618,550

Tires & Rubber–0.57%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19		275,000	295,969

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes,
7.00%, 05/15/22		90,000	91,912

8.25%, 08/15/20		23,000	25,185

			413,066

Trading Companies & Distributors–3.56%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19		460,000	483,575

9.75%, 03/15/20		85,000	93,075

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		645,000	669,187

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19		240,000	252,600

7.38%, 01/15/21		380,000	414,200

7.50%, 10/15/18		240,000	259,800

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18		135,000	143,100

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21		115,000	121,900

UR Financing Escrow Corp., Sec. Gtd. Notes, 5.75%, 07/15/18(b)		30,000	30,825

Sr. Unsec. Notes, 7.63%, 04/15/22(b)		100,000	103,250

			2,571,512

Wireless Telecommunication Services–6.38%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes,
12.00%, 12/01/15(b)		525,000	515,812

14.75%, 12/01/16(b)		80,000	84,200

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		225,000	239,344

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		595,000	596,487

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		200,000	204,750

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 8.25%, 09/01/17(b)		370,000	394,975

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		285,000	294,262

7.88%, 09/01/18		280,000	300,125

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		495,000	438,075

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)		110,000	112,338

9.00%, 11/15/18(b)		230,000	257,600

Sr. Unsec. Notes, 11.50%, 11/15/21(b)		90,000	98,663

VimpelCom (Ireland),
Sec. Loan Participation Notes, 7.75%, 02/02/21(b)		200,000	200,500

Sr. Sec. Loan Participation Notes, 6.49%, 02/02/16(b)		200,000	204,500

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes,
7.25%, 02/15/18(b)		400,000	394,000

11.75%, 07/15/17(b)		270,000	278,775

			4,614,406

Total U.S. Dollar Denominated Bonds and Notes (Cost $81,994,651)			84,379,864

Non-U.S. Dollar Denominated Bonds & Notes–13.14%
Canada–0.39%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	265,000	279,081

Croatia–0.44%
Agrokor D.D., Sr. Unsec. Gtd. Notes, 10.00%, 12/07/16(b)	EUR	230,000	319,405

Cyprus–0.40%
Eileme 2 AB, Sr. Gtd. Notes, 11.75%, 01/31/20(b)	EUR	210,000	288,133

Czech Republic–0.21%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	110,000	148,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount		Value

Ireland–1.06%
Ardagh Packaging Finance PLC, Sr. Sec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	415,000	$568,024

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	145,000	195,690

			763,714

Italy–0.25%
Lottomatica S.p.A REGS, Jr. Unsec. Sub. REGS Variable Rate Bonds, 8.25%, 03/31/66(b)	EUR	150,000	182,331

Luxembourg–3.66%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	200,000	267,752

Cirsa Funding Luxembourg S.A. Sr. Gtd. REGS Notes, 8.75%, 05/15/18(b)	EUR	275,000	354,422

Sr. Unsec. Gtd. REGS Notes, 8.75%, 05/15/18(b)	EUR	145,000	186,877

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	220,000	293,062

ConvaTec Healthcare S.A. Sr. Sec. Gtd. Notes, 7.38%, 12/15/17(b)	EUR	100,000	139,538

Sr. Unsec. Gtd. Notes, 10.88%, 12/15/18(b)	EUR	200,000	269,084

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	270,000	374,054

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	325,000	461,073

Wind Acquisition Finance S.A., Sr. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	125,000	164,431

Xefin Lux SCA, Sr. Sec. Notes, 8.00%, 06/01/18(b)	EUR	100,000	134,542

			2,644,835

Netherlands–1.74%
Carlson Wagonlit B.V.
Sr. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	100,000	127,382

Sr. Sec. Gtd. REGS Floating Rate Notes, 6.88%, 05/01/15(b)	EUR	200,000	254,764

Cemex Finance Europe BV, Gtd. Notes, 4.75%, 03/05/14	EUR	150,000	184,169

Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	135,000	181,632

Polish Television Holding B.V., Sr. Sec. Notes, 11.25%, 05/15/17(b)(h)	EUR	60,000	77,928

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	305,000	431,684

			1,257,559

Sweden–0.30%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	155,000	218,864

Spain–0.85%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	480,000	615,430

United Kingdom–3.66%
Boparan Finance PLCREGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	600,000	793,266

Exova PLC, Sr. Unsec. Gtd. Notes, 10.50%, 10/15/18(b)	GBP	200,000	278,390

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	195,000	253,265

Odeon & UCI Finco PLC Sr. Sec. Gtd. Floating Rate Notes, 6.13%, 08/01/18(b)(e)	EUR	100,000	128,548

Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	300,000	476,047

Pipe Holdings PLC, Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	205,000	314,700

R&R Ice Cream PLC, Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	300,000	405,624

			2,649,840

United States–0.18%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	145,000	133,277

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,641,745)			9,501,198

	Shares
Preferred Stocks–2.46%
Automobile Manufacturers–0.37%
General Motors Co., Series B, $2.38 Conv. Pfd.		6,330	270,228

Consumer Finance–0.60%
Ally Financial, Inc. Series G 7.00%(b)		500	433,875

Industrial REIT’s–0.12%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		3,280	83,476

Regional Banks–1.20%
Zions Bancorp., Series C, 9.50% Pfd.		33,000	866,910

Tires & Rubber–0.17%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		2,715	126,736

Total Preferred Stocks (Cost $1,735,353)			1,781,225

Common Stocks & Other Equity Interests–0.25%
Automobile Manufacturers–0.25%
General Motors Co.(d)(i)		3,433	89,327

General Motors Co., Wts. expiring 07/10/16(d)(i)		3,121	52,963

General Motors Co., Wts. expiring 07/10/19(d)(i)		3,121	35,829

Total Common Stocks & Other Equity Interests (Cost $264,118)			178,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Investments Fund, Inc.

	Shares	Value

Money Market Funds–4.08%
Liquid Assets Portfolio–Institutional Class(j)	$1,473,653	$1,473,653

Premier Portfolio–Institutional Class(j)	1,473,653	1,473,653

Total Money Market Funds (Cost $2,947,306)		2,947,306

TOTAL INVESTMENTS–136.68% (Cost $96,327,186)		98,787,712

BORROWINGS–(38.05)%		(27,500,000)

OTHER ASSETS LESS LIABILITIES–1.37%		990,128

NET ASSETS–100.00%		$72,277,840

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $32,696,071, which represented 45.21% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $506,815, which represented 0.70% of the Fund’s Net Assets.
(d)	Acquired as part of the General Motors reorganization.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(h)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Non-income producing security.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Investments Fund, Inc.

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $93,379,880)	$95,840,406

Investments in affiliated money market funds, at value and cost	2,947,306

Total investments, at value (Cost $96,327,186)	98,787,712

Foreign currencies, at value (Cost $244,950)	247,041

Receivable for:
Investments sold	39,595

Dividends and interest	2,028,976

Investment for director deferred compensation and retirement plans	5,328

Total assets	101,108,652

Liabilities:
Payable for:
Borrowings	27,500,000

Investments purchased	1,056,101

Amount due custodian	27,139

Foreign currency contracts outstanding	81,152

Accrued fees to affiliates	19,450

Accrued other operating expenses	109,796

Director deferred compensation and retirement plans	7,498

Accrued interest expense, facilities and maintenance fees	29,676

Total liabilities	28,830,812

Net assets applicable to shares outstanding	$72,277,840

Net assets consist of:
Shares of beneficial interest	$89,363,613

Undistributed net investment income	861,591

Undistributed net realized gain (loss)	(20,333,298)

Unrealized appreciation	2,385,934

$72,277,840

Shares outstanding, $0.01 par value per share, 100,000,000 shares authorized
Outstanding	11,649,511

Net asset value per share	$6.20

Market value per share	$6.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Investments Fund, Inc.

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$7,386,687

Dividends	130,846

Dividends from affiliated money market funds	1,765

Total investment income	7,519,298

Expenses:
Advisory fees	486,594

Administrative services fees	50,000

Custodian fees	20,530

Interest, facilities and maintenance fees	366,091

Transfer agent fees	10,252

Directors’ and officers’ fees and benefits	20,795

Professional services fees	55,600

Other	130,211

Total expenses	1,140,073

Less: Fees waived	(58,038)

Net expenses	1,082,035

Net investment income	6,437,263

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,333,932

Foreign currencies	(19,072)

Foreign currency contracts	218,284

2,533,144

Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,540,751)

Foreign currencies	(5,758)

Foreign currency contracts	40,643

(3,505,866)

Net realized and unrealized gain (loss)	(972,722)

Net increase in net assets resulting from operations	$5,464,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Yield Investments Fund, Inc.

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period January 1, 2011 through February 28, 2011 and the year ended December 31, 2010.

		Two months
	Year ended	ended	Year ended
	February 29,	February 28,	December 31,
	2012	2011	2010

Operations:
Net investment income	$6,437,263	$1,068,329	$6,615,122

Net realized gain	2,533,144	639,485	4,624,336

Change in net unrealized appreciation (depreciation)	(3,505,866)	1,316,466	(1,782,587)

Net increase in net assets resulting from operations	5,464,541	3,024,280	9,456,871

Distributions to shareholders from net investment income	(6,288,571)	(1,047,903)	(6,287,242)

Share transactions-net:
Net increase in net assets resulting from share transactions	36,316	—	(65,416)

Net increase (decrease) in net assets	(787,714)	1,976,377	3,104,213

Net assets:
Beginning of period	73,065,554	71,089,177	67,984,964

End of period (includes undistributed net investment income of $861,591, $652,513 and $678,681, respectively)	$72,277,840	$73,065,554	$71,089,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco High Yield Investments Fund, Inc.

Statement of Cash Flows

For the year ended February 29, 2012

Cash provided by operating activities:
Net increase in net assets resulting from operations	$5,464,541

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(60,236,135)

Proceeds from disposition of investments and principal payments	58,777,132

Increase in receivables and other assets	(16,644)

Amortization of premiums	207,441

Accretion of discount	(171,986)

Decrease in accrued expenses and other payables	21,297

Net unrealized depreciation of investment securities	3,540,751

Net realized gain (loss) from investment securities	(2,333,932)

Net cash provided by operating activities	5,252,465

Cash provided by (used in) financing activities:
Increase in borrowings	1,000,000

Dividends paid from net investment income	(6,258,284)

Increase in payable for amount due custodian	27,139

Net cash provided by (used in) financing activities	(5,231,145)

Net increase in cash and cash equivalents	21,320

Cash and cash equivalents at beginning of period	3,173,027

Cash and cash equivalents at end of period	$3,194,347

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$36,316

Supplemental disclosure of cash flow information:

Cash paid for the year ended February 29, 2012 for interest, facilities and maintenance fees was $341,196.

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco High Yield Investments Fund, Inc. (the “Fund”), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Fund’s primary objective is to seek a high level of current income and as a secondary objective, to seek capital appreciation.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

21        Invesco High Yield Investments Fund, Inc.

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Directors. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Directors. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

22        Invesco High Yield Investments Fund, Inc.

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at an annual rate of 0.70% of the Fund’s average weekly net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.98%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

23        Invesco High Yield Investments Fund, Inc.

expense offset arrangement. Unless the Board of Directors and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $58,038.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$4,472,775	$433,875	$—	$4,906,650

Corporate Debt Securities	—	93,874,047	7,015	93,881,062

	$4,472,775	$94,307,922	$7,015	$98,787,712

Foreign Currency Contracts*	—	(80,533)	—	(80,533)

Total Investments	$4,472,775	$94,227,389	$7,015	$98,707,179

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$—	$(80,533)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

24        Invesco High Yield Investments Fund, Inc.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency risk	$218,284

Change in Unrealized Appreciation
Currency risk	40,643

Total	$258,927

*	The average notional value outstanding of foreign currency contracts during the period was $9,664,912.

Open Foreign Currency Contracts							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/12	Royal Bank of Canada	EUR	5,926,000	USD	7,830,617	$7,896,361	$(65,744)

05/17/12	Morgan Stanley & Co., Inc.	GBP	649,000	USD	1,016,991	1,031,780	(14,789)

Total open foreign currency contracts							$(80,533)

Closed Foreign Currency Contracts
Closed		Contract to				Notional	Realized
Date	Counterparty	Deliver		Receive		Value	Gain (Loss)

02/28/12	Royal Bank of Canada	EUR	26,000	USD	34,356	$34,975	$(619)

Total foreign currency contracts							$(81,152)

Currency Abbreviations:
EUR — Euro
GBP — British Pound Sterling
USD — U.S. Dollar

NOTE 5—Directors’ and Officers’ Fees and Benefits

  “Directors’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Directors and Officers of the Fund. Directors have the option to defer compensation payable by the Fund, and “Directors’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Directors who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors who also participate in a retirement plan and receive benefits under such plan. “Directors’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,022 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A partner of that firm is a Director of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is a party to a revolving credit agreement with a syndicate administered by State Street Bank and Trust Co. (“SSB”). The Fund may borrow up to the lesser of (1) $35,000,000, or (2) the limits set by its prospectus for borrowings. The Fund is charged a commitment fee of 0.15% on the unused balance of the committed line and an up front fee 0.01% on the aggregate commitment. The credit agreement will expire on April 12, 2012.
  For the year ended February 29, 2012, the average daily borrowings under the credit agreement was $27,687,159, with a weighted average interest rate of 1.32%.
  The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

25        Invesco High Yield Investments Fund, Inc.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the period January 1, 2010 to February 28, 2011 and the Year Ended December 31, 2010:

	2012	2011	2010

Ordinary income	$6,288,571	$1,047,903	6,287,242

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$1,089,859

Net unrealized appreciation — investments	2,238,401

Net unrealized appreciation — other investments	5,941

Temporary book/tax differences	(6,936)

Capital loss carryforward	(20,413,038)

Shares of beneficial interest	89,363,613

Total net assets	$72,277,840

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book/tax amortization and accretion differences and defaulted securities.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,572,178 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 29, 2016	$4,858,767	$—	$4,858,767

February 28, 2017	15,554,271	—	15,554,271

	$20,413,038	$—	$20,413,038

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $59,304,276 and $58,620,777, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,943,261

Aggregate unrealized (depreciation) of investment securities	(1,704,860)

Net unrealized appreciation of investment securities	$2,238,401

Cost of investments for tax purposes is $96,549,311.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and excise taxes, on February 29, 2012, undistributed net investment income was increased by $60,386, undistributed net realized gain (loss) was decreased by $2,403 and shares of beneficial interest was decreased by $57,983. This reclassification had no effect on the net assets of the Fund.

26        Invesco High Yield Investments Fund, Inc.

NOTE 10—Share Information

Transactions in shares of beneficial interest were as follows:

		Two months
	Year ended	ended	Year ended
	February 29,	February 28,	December 31,
	2012	2011	2010

Beginning shares	11,643,365	11,643,365	11,657,223

Shares issued through dividend reinvestment	6,146	—	4,342

Shares repurchased (Weighted average discount of 5.49%)+	—	—	(18,200)

Ending shares	11,649,511	11,643,365	11,643,365

+	The Directors have voted to retire the shares purchased.

  The Directors have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 29, 2012:

Declaration Date	Amount Per Share	Record Date	Payable Date

March 1, 2012	$0.045	March 14, 2012	March 30, 2012

April 2, 2012	$0.045	April 13, 2012	April 30, 2012

27        Invesco High Yield Investments Fund, Inc.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

			Two months
	Year ended		ended
	February 29,		February 28,		Year ended December 31,
	2012		2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.28		$6.11		$5.83		$4.45		$6.51		$6.71

Net investment income(a)	0.55		0.09		0.57		0.52		0.52		0.48

Net gains (losses) on securities (both realized and unrealized)	(0.09)		0.17		0.25		1.42		(2.11)		(0.21)

Total from investment operations	0.46		0.26		0.82		1.94		(1.59)		0.27

Less dividends paid from net investment income	(0.54)		(0.09)		(0.54)		(0.56)		(0.48)		(0.47)

Increase from payment by affiliate	—		—		—		—		0.01		—

Anti-dilutive effect of share repurchase program	—		—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$6.20		$6.28		$6.11		$5.83		$4.45		$6.51

Market value, end of period	$6.55		$6.05		$5.96		$5.56		$3.76		$5.75

Total return at net asset value(c)	8.06%		4.30%		14.81%		46.59%		(23.75	)%(d)	4.94%

Total return at market value(e)	18.50%		3.01%		17.60%		65.91%		(27.39)%		4.51%

Net assets, end of period (000’s omitted)	$72,278		$73,066		$71,089		$67,985		$51,911		$76,118

Portfolio turnover rate(f)	62%		16%		109%		37%		51%		38%

Ratios/supplemental data based on average net assets:
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.56	%(g)	1.60	%(h)	1.52%		1.67	%(i)	1.57	%(i)	1.64	%(i)

With fee waivers and/or expense reimbursements, exclusive of interest, facilities and maintenance fees	1.03	%(g)	0.98	%(h)	0.98%		0.98	%(i)	1.02	%(i)	0.93	%(i)

Without fee waivers and/or expense reimbursements	1.64	%(g)	2.01	%(h)	1.53%		1.69	%(i)	1.59	%(i)	1.67	%(i)

Ratio of net investment income to average net assets	9.27	%(g)	9.14	%(h)	9.59%		10.01	%(i)(j)	8.92	%(i)(j)	7.19	%(i)(j)

Rebate from Morgan Stanley affiliate to average net assets	—		—		0.00	%(k)	0.00	%(k)	0.01%		0.00	%(k)

Senior indebtedness:
Total borrowings outstanding (000’s omitted)	$27,500

Asset coverage per 1,000 unit of senior indebtedness(l)	$3,628

(a)	Calculated using average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(d)	The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment return shown above. Without this reimbursement, total investment return based on net asset value would have been (23.93)%.
(e)	Total return assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(g)	Ratios based on average daily net assets (000’s) of $69,454.
(h)	Annualized.
(i)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate to average net assets”.
(j)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 9.99%, 8.92% and 7.16% for the years ended December 31, 2009 through 2007, respectively.
(k)	Amount is less than 0.005%.
(l)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 13—Significant/Subsequent Event

The Board of Directors of the Fund (the “Board”) approved the redomestication of the Fund, a Maryland corporation, into a Delaware statutory trust pursuant to an Agreement and Plan of Redomestication (the “Redomestication”). The Board also approved an Agreement and Plan of Merger pursuant to which the Fund would merge with and into Invesco Van Kampen High Income Trust II (the “Acquiring Trust”) in accordance with the Delaware Statutory Trust Act (the “Merger”). As a result of the Merger, all of the assets and liabilities of the Fund will become assets and liabilities of the Acquiring Trust and the Fund’s shareholders will become shareholders of the Acquiring Trust. The Redomestication and the Merger are subject to shareholder approval.
  The Board of Directors of the Fund also renewed the credit agreement through April 11, 2013 on substantially the same terms and conditions.

28        Invesco High Yield Investments Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Invesco High Yield Investments Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Investments Fund, Inc. (hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 23, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 23, 2012
Houston, Texas

29        Invesco High Yield Investments Fund,inc.

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco High Yield Investments Fund, Inc.

Supplemental Information

The disclosure concerning the investment objective, principal investment strategies and principal risks of Invesco High Yield Investments Fund, Inc. (the “Fund”) is being updated. The investment objective has not changed; however, the Board of Directors of the Fund approved a revised statement of the principal investment strategies for the Fund. The revised disclosure of the investment objective, principal investment strategies and associated principal risks for the Fund is set forth below.

Investment Objective
The primary investment objective of Invesco High Yield Investments Fund, Inc. (the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.
  The Fund’s investment objectives are fundamental policies which may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Investment Strategies of the Fund
Under normal market conditions, at least 80% of the Fund’s total assets will be invested in high yield securities issued by U.S. and non-U.S. corporate issuers, including issuers located in emerging market countries. The Fund may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in securities of issuers located in developing markets. The Fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.
  The high yield securities in which the Fund invests include debt obligations and preferred stock. Such securities generally will be rated, at the time of investment, below investment grade (that is, rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or, if not rated, determined by the Invesco Advisers, Inc. (the “Adviser”) to be of comparable quality. Debt securities rated by both Moody’s or S&P need only satisfy the foregoing ratings standards with respect to either the Moody’s or the S&P rating. There is no minimum rating requirement for the securities in which the Fund invests. However, the Fund anticipates that under normal market conditions no more than 25% of the Fund’s total assets will be rated, at the time of investment, below “B” by Moody’s or S&P, or will be unrated and deemed by the Adviser to be of comparable quality.
  The Fund’s high yield investments may have equity features, such as conversion rights. The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (e.g., rated in one of the top four categories or of comparable quality as determined by the Adviser) and have maturities of one year or less. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends to the extent that the total value, at time of purchase, of all such securities will not exceed 10% of the value of the Fund’s total assets.
  The Fund’s investments in government and government-related debt securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in developing countries, (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in developing countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.
  The Fund may use leverage in an amount of up to 33 1/3% of the Fund’s total assets after the use of such leverage in an effort to maximize its returns. The Fund currently utilizes leverage in the form of borrowings. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.

Selection of Investments
The Fund invests substantially all of its assets in obligations or securities that are, at the time of investment, rated below investment grade (that is, rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or, if not rated, determined by the Adviser to be of comparable quality. Ratings of S&P and Moody’s represent their opinions of the quality of the securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Accordingly, while the Adviser considers ratings, it performs its own analysis and does not rely principally on ratings. The Adviser considers, among other things, the price of the security, and the financial history and condition, prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities that are consistent with the Fund’s objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.

Temporary Investments
During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest part or all of its total assets in cash or in certain other short-term (less than twelve months to maturity) debt securities, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities and repurchase agreements involving such government securities. While the Fund conducts such a defensive strategy, the Fund’s assets will not be invested in securities consistent with the Fund’s primary objective of high current income.

Other Investments
  Loans. The Fund may invest in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Fund invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Fund acquires direct rights against the borrower on the loan, however, the Fund’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Fund typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

31        Invesco High Yield Investments Fund, Inc.

  Bank Loans. The Fund may invest up to 20% of its assets in public bank loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s BBB or higher by S&P) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act of 1933, as amended (the “Securities Act”) and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.
  Private Placements and Restricted Securities. The Fund may invest in privately placed securities, including securities that are not registered under the Securities Act, but that can be offered and sold to qualified, institutional buyers under Rule 144A under the Securities Act.
  Convertible Securities. The Fund may invest up to 10% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or any equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.
  Zero Coupon, Pay-in-Kind and Deferred Payment Securities. The Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity and therefore are issued and trade at a discount from their face or par value.
  Restricted and Illiquid Securities. The Fund may invest up to 20% of its total assets in fixed-income securities that are not readily marketable, including securities restricted as to resale. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities in which the Fund may invest. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case basis by the Adviser, depending on the perceived liquidity of the security and market involved.
  Derivatives. Subject to the Fund’s fundamental investment limitations regarding buying securities on margin and purchasing or selling financial futures or options, the Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. Derivative instruments and techniques that the Fund may use include:
  Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.
  Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use futures to effect cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
  Money Market Funds. To the extent permitted by applicable law and the Fund’s investment objectives, policies, and restrictions, the Fund may invest all or some of its short-term cash investments in money market funds, including money market funds advised or managed by the Adviser or its affiliates. When the Fund purchases shares of another investment company, including an affiliated money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Principal Risks of Investing in the Fund
As with any fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The risks associated with an investment in the Fund can increase during times of significant market volatility.
  Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The net asset value of the Fund will change with changes in the value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.
  Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Fixed income securities are subject to the credit risk of nonpayment. The ability of issuers of fixed income securities to make timely payments of interest and principal may be adversely affected by, among other things, general economic downturns and economic factors affecting specific issuers. Nonpayment would result in a reduction of income to the Fund, and a potential decrease in the net asset value of the Fund. The Adviser continuously monitors the issuers of securities held in the Fund.
  The Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of nationally recognized statistical rating organizations (“NRSROs”) in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. A rating downgrade does not require the Fund to dispose of a security.

32        Invesco High Yield Investments Fund, Inc.

  Risk of Investing in Lower-Grade Securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and illiquidity risk. Secondary market prices of lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates or a general economic downturn may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of the lower-grade securities and the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.
  In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.
  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
  Interest Rate Risk. Because the Fund invests primarily in fixed income securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term fixed income securities generally are more volatile with respect to changes in interest rates than the prices of shorter term fixed income securities. These risks may be greater in the current market environment because certain interest rates are near historically low levels.
  Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.
  Risk of Investing in Loans. When the Fund purchases loans from lenders in the form of assignments, it will acquire direct rights against the borrower on the loan although the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may have difficulty disposing of loan assignments and participations as such interests are generally sold only to institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such interests and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.
  Risk of Investing in Bank Loans. By investing in a bank loan, the Fund becomes a member of a syndicate of lenders, who are typically represented by one or more lenders agents acting as agent for all the lenders. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price, and may also be difficult to value. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default, which will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. Bank loans may therefore exhibit greater price volatility. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.
  Borrowings Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that common shareholders have contributed to the Fund. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. To the extent that the then current interest rate on and other costs related to the borrowings approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the common shareholders will be reduced, and if the then current interest rate on and other costs related to the borrowings were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the common shareholders than if the Fund were not so leveraged. If the Fund’s current investment income were not sufficient to meet interest requirements on the borrowings, the Fund might have to liquidate certain of its investments in order to meet required interest payments, thereby reducing the net asset value.
  Management of the amount of outstanding borrowings places greater reliance on the ability of the Adviser to predict trends in interest rates than if the Fund did not use leverage. Further, reduction and increase of the borrowings outstanding, and any related trading of the Fund’s portfolio securities, results in increased transaction costs to the Fund and its common shareholders.
  Lenders have the right to receive interest on and repayment of principal of any borrowings, which right will be senior to those of shareholders. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
  There can be no assurance that the Fund’s leverage strategy will be successful.
  Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

33        Invesco High Yield Investments Fund, Inc.

  Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.
  Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. The Fund could suffer a loss related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further the Fund’s investment objective, the Fund is not required to use derivatives and may choose not to do so and there is no assurance that the use of derivatives will achieve this result.
  Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
  Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
  Tax Risk. The Fund’s use of derivatives may be limited by the requirements for taxation as a regulated investment company. The tax treatment of derivatives may be adversely affected by changes in legislation, regulations or other legal authority, subjecting the Fund’s shareholders to increased federal income tax liabilities.
  Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
  Emerging Markets Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.
  Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
  Liquidity Risk. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent the Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties. The markets for lower-grade securities may be less liquid than the markets for higher-grade securities.
  Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
  Unrated Securities. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may limit the ability of the Fund to sell such securities at their fair value. The Fund may be more reliant on the Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.
  U.S. Government Obligations Risk. Obligations issued by U.S. government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
  Zero Coupon/Pay-in-Kind Bond Risk. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. These securities may subject the Fund to greater market risk than a fund that does not own these types of securities. Special tax considerations are associated with investing in non-cash-paying instruments, such as zero coupon or pay-in-kind securities. The Adviser will weigh these concerns against the expected total returns from such instruments. In addition, the Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to the commons shareholders.

34        Invesco High Yield Investments Fund, Inc.

Directors and Officers

The address of each director and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each director serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Director and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Overseen by Director	Held by Director

Interested Persons

Martin L. Flanagan[1] — 1960 Director	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Director, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Director	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

[1]	Mr. Flanagan is considered an interested person of the Fund because he is an officer of the adviser to the Fund, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Fund.
[3]	Mr. Whalen has been deemed to be an interested person of the Fund because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco High Yield Investments Fund, Inc.

Directors and Officers—(continued)

The address of each director and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each director serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Director and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Overseen by Director	Held by Director

Directors

Bruce L. Crockett — 1944 Director and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Director	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Director	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Director	2010	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Director	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Director	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Director	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Director	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Director	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Director	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco High Yield Investments Fund, Inc.

Directors and Officers—(continued)

The address of each director and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each director serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Director and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Overseen by Director	Held by Director

Directors

Hugo F. Sonnenschein — 1940 Director	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Director	2010	Retired	140

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

T-3        Invesco High Yield Investments Fund, Inc.

Directors and Officers—(continued)

The address of each director and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each director serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Director and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Overseen by Director	Held by Director

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri S. Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Directors Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

T-4        Invesco High Yield Investments Fund, Inc.

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-08044.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CE-HYI-AR-1        Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/29/2012	Services Rendered to	year end 2/28/2011
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/29/2012	Requirement(1)	2/28/2011	Requirement(1)
Audit Fees	$36,300	N/A	$12,250	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,700	0%	$2,800	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$43,000	0%	$15,050	0%
PWC billed the Registrant aggregate non-audit fees of $6,700 for the fiscal year ended February 29, 2012, and $2,800 for the fiscal year ended February 28, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/29/2012 That Were	Provided for fiscal	2/28/2011 That Were	Provided for fiscal year
	Required	year end 2/29/2012	Required	end 2/28/2011
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 29, 2012, and $0 for the fiscal year ended February 28, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and
3. Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.
(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

January 2010	I.1 — 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

January 2010	I.1 — 2

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

January 2010	I.1 — 3

Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

January 2010	I.1 — 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

January 2010	I.1 — 5

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
•	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

January 2010	I.1 — 6

In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

January 2010	I.1 — 7

APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

I.1 Proxy Policy Appendix A	Acknowledgement and Certification

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Peter Ehret, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2001.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2012:

	Dollar Range of	Dollar Range of Investments	Dollar Range of all Investments in
Portfolio	Investments in each	in Invesco pooled investment	Funds and Invesco pooled
Manager	Fund[1]	vehicles[2]	investment vehicles
Invesco High Yield Investments Fund, Inc.
Peter Ehret	None	N/A	$100,001-$500,000
Darren Hughes	None	N/A	$500,001-$1,000,000
Scott Roberts	None	N/A	$100,001-$500,000

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

Assets Managed
The following information is as of February 29, 2012:

	Other Registered Investment		Other Pooled Investment		Other Accounts
	Companies Managed (assets in		Vehicles Managed (assets		Managed (assets in
	millions)		in millions)		millions)
Portfolio	Number of		Number of		Number of
Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco High Yield Investments Fund, Inc.
Peter Ehret	11	$3,620.0	None	None	None	None
Darren Hughes	7	$1,894.3	None	None	None	None
Scott Roberts	6	$1,871.2	None	None	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[3]
Invesco[4] Invesco Australia[4]	One-, Three- and Five-year performance against Fund peer group.
Invesco Deutschland

Invesco Advisors- Invesco Real Estate[5]	Not applicable
Invesco Senior Secured[4,6]

Invesco Canada[4]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[4] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[7]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

[3]	Rolling time periods based on calendar year-end.

[4]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[5]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[6]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco High Yield Investments Fund, Inc.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 7, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.